Other income	3 Months Ended
Jun. 30, 2018
Other Income [Line Items]
Disclosure Of Other Operating Income Explanatory

Note 4 Other income

	For the quarter ended			Year-to-date
CHF million	30.6.18	31.3.18	30.6.17	30.6.18	30.6.17
Associates, joint ventures and subsidiaries
Net gains / (losses) from disposals of subsidiaries[1]	(10)	0	(18)	(10)	(22)
Share of net profits of associates and joint ventures	15	15	17	30	36
Total	5	15	(2)	20	14
Financial assets measured at fair value through other comprehensive income
Net gains / (losses) from disposals	0	0	129	0	136
Impairments	0	0	1	0	(13)
Total	0	0	131	0	123
Net gains / (losses) from disposals of financial assets measured at amortized cost	(1)	0	(2)	0	16
Net income from properties (excluding net gains / (losses) from disposals)[2]	6	6	6	12	12
Net gains / (losses) from disposals of properties held for sale	0	0	0	0	(1)
Income from shared services provided to UBS Group AG or its subsidiaries[3]	105	120	121	225[4]	135
Other	22	23	31	45	47
Total other income	137	164	285	301	345
1 Includes foreign exchange gains / (losses) reclassified from other comprehensive income related to disposed foreign subsidiaries and branches. 2 Includes net rent received from third parties and net operating expenses. 3 Relates to subsidiaries not in the UBS AG scope of consolidation. 4 The increase compared with the first six months of 2017 was mainly due to the transfer of shared services functions from UBS AG to UBS Business Solutions AG in 2017. Refer to the Annual Report 2017 for more information.